UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 16, 2007

MASSBANK Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-15137	04-2930382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

123 Haven Street, Reading, Massachusetts 01867

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (781) 662-0100

Former name or address, if changed from last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 16, 2007, the Board of Directors of MASSBANK Corp. (the “Corporation”) amended and restated Section 1 (Certificates of Stock) and Section 2 (Transfers) of Article IV of the By-Laws of the Corporation to allow for the issuance and transfer of uncertificated shares. By being able to issue and transfer uncertificated shares, the Corporation may now participate in the Direct Registration System, which is currently administered by The Depository Trust Company. [The Direct Registration System allows investors to have securities registered in their names without the issuance of physical certificates and allows investors to electronically transfer securities to broker-dealers in order to effect transactions without the risks and delays associated with transferring physical certificates.]

A copy of the Certificate of Amendment to the By-Laws of the Corporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the By-laws of MASSBANK Corp. *

*	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASSBANK Corp.

Date: October 17, 2007	By:	/s/ Reginald E. Cormier
Reginald E. Cormier
Senior Vice President, Treasurer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
3.1	Certificate of Amendment to the By-laws of MASSBANK Corp.*

*	Filed herewith